UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 19, 2005

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28238	54-1521616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

516 Herndon Parkway, Herndon, Virginia 20170
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (703) 464-5495

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

The disclosure set forth herein below amends and restates the disclosure set forth in the Form 8-K filed by the Registrant with the Securities and Exchange Commission on July 20, 2005.

Item 4.01.

Changes in Registrant’s Certifying Accountant

Effective July 19, 2005, Guardian Technologies International, Inc. (the “Company”), dismissed the Company's principal registered public accountant, Aronson & Company.  Aronson & Company had been engaged by the Company as the principal registered accountant to audit the financial statements of the Company for the fiscal years ended December 31, 2003 and 2004.  Aronson & Company’s reports on the financial statements of the Company filed with the Securities and Exchange Commission with regard to the fiscal years ended December 31, 2003 and 2004, contained no adverse or disclaimer of opinion; however, each of its reports did contain a going concern explanatory paragraph.

The decision to change accountants was recommended by the Company’s Audit Committee and approved by the board of directors of the Company.

In connection with the audit of the Company's financial statements for the fiscal years ended December 31, 2003 and 2004, and in connection with the subsequent interim period up to the date of dismissal, there were no disagreements with Aronson & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Aronson & Company, would have caused Aronson & Company to make reference to the subject matter of the disagreements in connection with its reports.

A copy of the original statements contained in the Form 8-K filed on July 20, 2005 was furnished to Aronson  & Company on July 19, 2005 and a copy of their letter to the Securities and Exchange Commission  dated July 19, 2005 was filed as exhibit 16.1 to such Form 8-K.  A copy of the amended disclosures contained in this Form 8-K/A were furnished to Aronson & Company on July 27, 2005 and Aronson & Company furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the amended statements.   Aronson & Company’s letter, dated July 28, 2005, is filed as exhibit 16.2 hereto.

Effective July 19, 2005, upon the recommendation of the Company’s Audit Committee, the Company's board of directors approved the engagement of Goodman & Company to serve as the Company's registered public accountants and to be the principal registered public accountants to conduct the audit of the Company's financial statements for the fiscal year ending December 31, 2005, replacing the firm of Aronson & Company.

During the  Company's  two most recent  fiscal years ended December 31, 2003 and 2004, and during the interim period commencing January 1, 2005, through July 19, 2005, the Company did not consult with  Goodman & Company regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.   A copy of the above statements was furnished to Goodman & Company for their review.

Item 9.01.

Financial Statements and Exhibits

(c)

Exhibits.

16.1

Letter of Aronson & Company (former principal registered public accountant of the Registrant), dated July 19, 2005, on change of accountant, incorporated by reference to Exhibit 16.1 of Form 8-K filed on July 20, 2005.

16.2

 Letter of Aronson & Company (former principal registered public accountant of the Registrant), dated July 28, 2005, on change of accountant, filed herewith.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
Date: July 28, 2005	By: /s/ Michael W. Trudnak Chief Executive Officer

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